Annual Total Returns- Federated Hermes New York Municipal Cash Trust (Cash II Shares) [BarChart] - Cash II Shares - Federated Hermes New York Municipal Cash Trust - CII	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	0.02%	0.02%	0.02%	0.01%	0.02%	0.02%	0.19%	0.72%	0.81%	0.22%